Phoenix Worldwide Opportunities Fund
       Supplement dated May 28, 1998 to Prospectus dated October 30, 1997


     On May 27, 1998, the Board of Trustees of Phoenix Worldwide Opportunities Fund approved a change of the portfolio management of the Fund and has recommended to shareholders that Aberdeen Fund Managers, Inc. be retained as subadvisor. This recommendation will be submitted to shareholders in a proxy statement in the coming months.

Management of the Fund

The following replaces the paragraph under the heading "The Portfolio Managers" located on page 9 of the Prospectus.

     The investment and trading decisions for the Fund are made by a team of the Adviser's equity investment professionals. The Adviser has retained Aberdeen Fund Managers, Inc. for advice and assistance in making investment and trading decisions. Aberdeen Fund Managers, Inc. does not have discretionary authority to manage the Fund.

     Investors should retain this supplement with their prospectus for future reference.